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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the reference to us under the heading "Experts" in this Registration Statement on Form S-1.

/s/ PricewaterhouseCoopers LLP

San Jose, California
August 10, 2000